              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                        TCW/DW SMALL CAP GROWTH FUND(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E.STANDARDIZED COMPUTATIONS)

                            __
                           |
                           |
FORMULA:                   |                                   -
                           |        ____________________|
                           |       |          |
                 T  =      |  /\ n |          |
                           |    \  |         ERV         /
                           |     \ |      --------      / -1
                           |      \|          P        /
                           |       \          |
                           |__                 _|



               T  = AVERAGE ANNUAL TOTAL RETURN
               n  = NUMBER OF YEARS
              ERV = ENDING REDEEMABLE VALUE
               P  = INITIAL INVESTMENT

                                                          (A)
$1,000           ERV AS OF   AGGREGATE      NUMBER OF   AVERAGE ANNUAL
INVESTED - P     28-Feb-98   TOTAL RETURN   YEARS - n   TOTAL RETURN - T
------------     ---------   ------------   ---------   ----------------
28-Jul-97        $1,107.50      10.75%       0.59            NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)


                           __
                          |
                          |
FORMULA:                  |                                   -
                          |        ____________________|
                          |       |          |
                          |  /\ n |          |
                          |    \  |         ERV         /
                 t  =     |     \ |      --------      / -1
                          |      \|          P        /
                          |       \          |
                          |__                 _|



                               EV
                 TR =       ----------  - 1
                               P


               t  =  AVERAGE ANNUAL TOTAL RETURN
                    (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               n  = NUMBER OF YEARS
              EV  = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               P  = INITIAL INVESTMENT
              TR  = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                             (C)                                 (B)
$1,000          EV AS OF    TOTAL         NUMBER OF         AVERAGE ANNUAL
INVESTED - P    28-Feb-98   RETURN - TR   YEARS - n         TOTAL RETURN - t
------------    ---------   -----------   ---------         ----------------
28-Jul-97       $1,168.90     16.89%       0.59                   NA



(D) GROWTH OF $10,000*
(E) GROWTH OF $50,000*
(F) GROWTH OF $100,000*

FORMULA:  G = (TR+1)*P
          G = GROWTH OF INITIAL INVESTMENT
          P = INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION



               TOTAL          (D)   GROWTH OF          (E) GROWTH OF             (F)   GROWTH OF
INVESTED - P   RETURN - TR    $10,000 INVESTMENT-G   $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
------------   -----------    --------------------   ----------------------   -----------------------
28-Jul-97       16.89               $11,075                 $56,107                   $113,383



* INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4.00% & 3.00% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                        TCW/DW SMALL CAP GROWTH FUND(B)

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)



                           __
                          |
                          |
FORMULA:                  |                                   -
                          |        ____________________|
                          |       |          |
                          |  /\ n |          |
                          |    \  |         ERV         /
                 t  =     |     \ |      --------      / -1
                          |      \|          P        /
                          |       \          |
                          |__                 _|



                 T   = AVERAGE ANNUAL TOTAL RETURN
                 n   = NUMBER OF YEARS
                ERV  = ENDING REDEEMABLE VALUE
                 P   = INITIAL INVESTMENT

                                                              (A)
  $1,000        ERV AS OF    AGGREGATE      NUMBER OF   AVERAGE ANNUAL
INVESTED - P    28-Feb-98    TOTAL RETURN   YEARS - n   TOTAL RETURN - T
------------    ---------    ------------   ---------   ----------------
 28-Feb-97      $1,290.10       29.01%         1.00           29.01%

 02-Aug-93      $2,088.00      108.80%         4.57           17.46%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)


                           __
                          |
                          |
FORMULA:                  |                                   -
                          |        ____________________|
                          |       |          |
                          |  /\ n |          |
                          |    \  |         ERV         /
                 t  =     |     \ |      --------      / -1
                          |      \|          P        /
                          |       \          |
                          |__                 _|



                               EV
                 TR =       ----------  - 1
                               P

                 t  =  AVERAGE ANNUAL TOTAL RETURN (NO DEDUCTION FOR APPLICABLE
                       SALES CHARGE)
                 n  =  NUMBER OF YEARS
                 EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
                 TR =  TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                            (C)                           (B)
$1,000         EV AS OF    TOTAL        NUMBER OF     AVERAGE ANNUAL
INVESTED - P   28-Feb-98   RETURN - TR  YEARS - n     TOTAL RETURN - t
------------   ---------   -----------  ---------     ----------------
28-Feb-97      $1,340.10    34.01%        1.00            34.01%

02-Aug-93      $2,108.00   110.80%        4.57            17.70%


(D)  GROWTH OF $10,000
(E)  GROWTH OF $50,000
(F)  GROWTH OF $100,000

FORMULA:   G  = (TR+1)*P
           G  = GROWTH OF INITIAL INVESTMENT
           P  = INITIAL INVESTMENT
           TR = TOTAL RETURN SINCE INCEPTION

$10,000       TOTAL             (D) GROWTH OF               (E) GROWTH OF           (F)   GROWTH OF
INVESTED - P  RETURN - TR   $10,000 INVESTMENT- G        $50,000 INVESTMENT- G     $100,000 INVESTMENT- G
------------  -----------   ---------------------        ---------------------     ----------------------
 02-Aug-93      110.80         $21,080                        $105,400                   $210,800


              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                        TCW/DW SMALL CAP GROWTH FUND(C)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)


                           __
                          |
                          |
FORMULA:                  |                                   -
                          |        ____________________|
                          |       |          |
                          |  /\ n |          |
                          |    \  |         ERV         /
                 t  =     |     \ |      --------      / -1
                          |      \|          P        /
                          |       \          |
                          |__                 _|



                        T  =  AVERAGE ANNUAL TOTAL RETURN
                        n  =  NUMBER OF YEARS
                       ERV =  ENDING REDEEMABLE VALUE
                        P  =  INITIAL INVESTMENT

                                                            (A)
  $1,000       ERV AS OF    AGGREGATE     NUMBER OF    AVERAGE ANNUAL
INVESTED - P   28-Feb-98    TOTAL RETURN  YEARS - n    TOTAL RETURN - T
------------   ---------    ------------  ---------    ----------------
28-Jul-97       $1,153.90     15.39%        0.59             NA



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)



                           __
                          |
                          |
FORMULA:                  |                                   -
                          |        ____________________|
                          |       |          |
                          |  /\ n |          |
                          |    \  |         ERV         /
                 t  =     |     \ |      --------      / -1
                          |      \|          P        /
                          |       \          |
                          |__                 _|



                               EV
                 TR =       ----------  - 1
                               P


              t  =  AVERAGE ANNUAL TOTAL RETURN (NO DEDUCTION FOR APPLICABLE
                    SALES CHARGE)
              n  =  NUMBER OF YEARS
              EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
              TR =  TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                              (C)                              (B)
$1,000           EV AS OF    TOTAL         NUMBER OF       AVERAGE ANNUAL
INVESTED - P     28-Feb-98   RETURN - TR   YEARS - n       TOTAL RETURN - t
------------     ---------   -----------   ---------       ----------------
28-Jul-97        $1,163.90     16.39%       0.59                 NA


(D) GROWTH OF$10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000

FORMULA:  G  = (TR+1)*P
          G  =  GROWTH OF INITIAL INVESTMENT
          P  =  INITIAL INVESTMENT
          TR =  TOTAL RETURN SINCE INCEPTION



              TOTAL           (D) GROWTH OF             (E)   GROWTH OF           (F)   GROWTH OF
INVESTED - P  RETURN - TR     $10,000 INVESTMENT-G    $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
------------  -----------     --------------------    ----------------------   -----------------------
28-Jul-97      16.39             $11,639                     $58,195                   $116,390



              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                        TCW/DW SMALL CAP GROWTH FUND(D)


(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)



                           __
                          |
                          |
FORMULA:                  |                                   -
                          |        ____________________|
                          |       |          |
                          |  /\ n |          |
                          |    \  |         ERV         /
                 t  =     |     \ |      --------      / -1
                          |      \|          P        /
                          |       \          |
                          |__                 _|



                               EV
                 TR =       ----------  - 1
                               P


                 t  = AVERAGE ANNUAL COMPOUND RETURN
                 n  = NUMBER OF YEARS
                 EV = ENDING VALUE
                 P  = INITIAL INVESTMENT
                 TR = TOTAL RETURN

                             (B)                         (A)
$1,000         EV AS OF    TOTAL        NUMBER OF   AVERAGE ANNUAL
INVESTED - P   28-Feb-98   RETURN - TR  YEARS - n   COMPOUND RETURN - t
------------   ---------   -----------  ---------   -------------------
28-Jul-97      $1,170.50     17.05%        0.59           NA

(C) GROWTH OF $10,000
(D) GROWTH OF $50,000
(E) GROWTH OF $100,000


FORMULA: G  = (TR+1)*P
         G  = GROWTH OF INITIAL INVESTMENT
         P  = INITIAL INVESTMENT
         TR = TOTAL RETURN SINCE INCEPTION




$10,000        TOTAL            (C) GROWTH OF         (D)   GROWTH OF         (E)   GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT- G   $50,000 INVESTMENT- G  $100,000 INVESTMENT- G
------------   -----------   ---------------------   ---------------------  ----------------------
28-Jul-97         17.05            $11,705                 $58,525               $117,050
